CPI Aerostructures, Inc. 8-K

Exhibit 99.1

1Q 2017 Results Presentation May 9, 2017 A Premier Supplier of Aircraft Structures and Systems Speakers : Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer NYSE MKT: CVU

Disclosure Statement Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 8 , 2017 , available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . 2

3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Backlog 4 Consolidated Backlog at 03/31/2017: $400.8 Million Defense Backlog at $314 Million $314.3M $86.6M Defense Commercial Defense 78% / Commercial 22% $86.6 M $314.3 M $400.8 M $50 $150 $250 $350 $450 Q1 2014 Q1 2015 Q1 2016 1Q 2017 Backlog (Defense/Commercial ) Commercial Defense Total Backlog 1Q 2014 - 1Q 2017 $410.3 M $234.2 M $176.1 M $97.0M $303.8M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 24% / Unfunded 76%

Driven By Renewed Strength in Defense Business 5 Recent wins account for $251 million in backlog as of March 31, 2017 Offers revenue visibility into 2022 and beyond Contract Period 2013 – 2021 Contract Period 2016 – 2019 Contract Period 2015 – 2021 Contract Period 2014 – 2020 Contract Period 2015 – 2021 Announced November 2014 Announced January 2016 Announced February 2015 Announced November 2014 Announced July 2015 $86.1M $25 - 30M $49M E - 2D Advanced Hawkeye/C - 2A Greyhound T - 38C Talon Trainer $53.5M F - 35A $10.6M Japan E - 2D Hawkeye F - 16 Falcon Raytheon Next Generation Jammer Pod $ 5 0+M Announced July/Sept 2016 Contract Period 2016 – 2022+ Sikorsky CH - 148 Cyclone $6.5M Announced October 2016 Contract Period 2016 – 2018 Bell Helicopter/ Textron AH - 1Z Viper $14.8M Announced January 2017 Contract Period 2017 – 2020

6 Financial Highlights Vincent Palazzolo Chief Financial Officer

Recent Financial Highlights 7 For the 3 months Ended March 31, 201 7 201 6 (Unaudited) (Unaudited) Revenue $20.0 $12.7 Cost of sales 15.5 24.3 Gross profit (loss) 4.5 (11.6) Selling, general and administrative expenses 2.2 2.7 Income (loss) from operations 2.4 (14.4) Income (loss) before provision for (benefit from) income taxes 2.0 (14.6) Net income (loss) 1.2 (9.2) Income (loss ) per common share – basic $0.14 $(1.07) Income (loss ) per common share – diluted $0.14 $(1.07)

Balance Sheet Highlights 8 As of March 31, 2017 CEE (unbilled receivables) 101.9 Total Debt 35.0 Shareholders’ Equity 69.3 Book Value, per diluted share 7.86 Debt - to - Capital 0.51 ($ in Millions, except per share value) Liquidity • $40M, 3 - year senior debt facility − $10M term loan − $30M revolving line - of - credit • Approximately $5.0 million still available under credit facility as of March 31, 2017

2017 Financial Guidance 9 Revenue Pre - tax Income Effective Tax Rate • $82.5M – $87.0M • Award of certain defense programs offer possibility for upside • $8.1M - $8.5M • Potential to achieve high end of range • Approximately 37%

10 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

Bid Pipeline (5/3/2017) 11 Virtually all bids are at the Prime Contractor or Tier 1 level Defense opportunities are increasing Continued Diversification Across Product Categories 94% 6% Defense Commerical 31% 4% 30% 35% Kitting MRO Aerostructures Aerosystems

CPI AERO

Near-Term Program Opportunities

Aerostructures

- Military Helos: CH-53K, V-280
- Various regional airliner and bizjet aircraft
- A-10 thick skin urgent spares kitting (TUSK)
- F-35
- MRO: F-16 service-life extension program (SLEP)
- Various Black Hawk components/structural repairs

Aerosystems

- Reconnaissance Pods
- Electronic Warfare Pods
- Advanced antenna system structural housing
- Missile launchers

Supply Chain Management/Kitting

- Various regional commercial aircraft (Tier 1 opportunity)
- S-92 (commercial)
- Foreign sales of F-16 wing components
- Wet Outer Wing Panel kits for Japanese E-2D

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Long - Term Visibility - Contracts Potential to collectively generate revenue of $400.8M during their remaining periods of performance (as of 3/31/17) Firm, Funded Contracts Provide Long - Term Revenue Visibility and Operating Leverage TRIUMPH GROUP - Gulfstream G650 SIKORSKY – UH - 60 Black Hawk U.S. GOVERNMENT – T - 38C Talon Trainer TEXTRON - Cessna Citation X+ SIKORSKY – S - 92 EMBRAER – Phenom 300 LOCKHEED – F - 35A ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 NORTHROP GRUMMAN – for the E - 2D & C - 2A NORTHROP GRUMMAN – Japan E - 2D HONDA - HondaJet Defense ; Commercial UTC AEROSPACE SYSTEMS – DB - 110 ISR Pod RAYTHEON – Next Generation Jammer Increment 1 Pod EMBRAER – E175 - E2 U.S. GOVERNMENT – F - 16 13 SIKORSKY CH - 148 BELL HELICOPTER – AH - 1Z VIPER

14 Q&A Session

Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com Investor Relations Sanjay M. Hurry LHA (212) 838 - 3777 cpiaero@lhai.com 15